UNITED STATES
                       SECURITITES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2005

                                  BH/RE, L.L.C.
             (Exact name of registrant as specified in its charter)

           Nevada                    000-50689                 84-1622334
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)          Identification No.)

   885 Third Avenue, 34th Floor  New York, New York              10022
   (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (212) 371-2211



                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

     On March 8, 2005, OpBiz, L.L.C. ("OpBiz"), a Nevada limited liability company and controlled subsidiary of BH/RE, L.L.C. ("BH/RE"), appointed Mr. Thomas Smith to its Board of Directors. Mr. Smith is currently not a member of any committees. Mr. Smith has not had any previous dealings with BH/RE or its subsidiaries.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              BH/RE, L.L.C.

     March 11, 2005                           By:  /s/ Donna Lehmann
                                                   ------------------------
                                                   Donna Lehmann
                                                   Chief Financial Officer